UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2020

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

To the extent applicable, the disclosures in Item 7.01 below are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Peabody Energy Corporation (the “Company”), an ad hoc committee of holders (the “Noteholders”) of the Company’s 6.000% senior secured notes due 2022 (the “2022 Notes”), and an ad hoc committee of lenders (the “Revolving Lenders”) under the Company’s revolving credit facility (the “Revolving Credit Facility”) entered into confidentiality agreements (as amended, the “Confidentiality Agreements”) and have been engaged in discussions relating to a potential transaction under which the Company is seeking to provide for maturity extensions and covenant relief, while maintaining sufficient operating liquidity and financial flexibility. The material terms of the potential transactions are set forth in the term sheets (the “Term Sheets”) included in the Cleansing Material (as defined below). At this time, no agreement has been reached among the Noteholders, the Revolving Lenders and the Company regarding a potential transaction.

Beginning on or around October 14, 2020, the Company commenced confidential discussions and negotiations under separate Confidentiality Agreements with the Noteholders and the Revolving Lenders. As part of such discussions and negotiations, on October 14, 2020, the Company made presentations to the Noteholders and the Revolving Lenders. On November 1, 2020, the Noteholders and the Revolving Lenders made a joint counterproposal regarding a potential transaction. On the same day, the Company sent a revised proposal to the Noteholders and the Revolving Lenders, and on November 4, 2020, the Noteholders and the Revolving Lenders made another joint counterproposal to the Company regarding a potential transaction. The Company has informed the Noteholders and the Revolving Lenders that the November 4, 2020 joint counterproposal is unacceptable to the Company.

In accordance with the Confidentiality Agreements, the Company is making disclosure herein of certain information (including material non-public information) provided to the Noteholders and the Revolving Lenders, and to their respective financial and legal advisers (the “Cleansing Material”) in connection with the above referenced discussions and negotiations. The Cleansing Material included certain preliminary projections for the Company’s third quarter results, which were subsequently updated. The Company’s final third quarter results will be reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 that will be filed on November 9, 2020. The Cleansing Material is attached in Exhibits 99.1, 99.2 and 99.3 hereto and incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Forward-looking statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that Peabody expects will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, (i) Peabody’s ability to effect the transaction described in the Term Sheets, (ii) the availability of alternative transactions, (iii) general market conditions and (iv) a variety of economic, competitive and regulatory factors, many of which are beyond Peabody’s control, including the impact of the COVID-19 outbreak and factors that are described in Peabody’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody’s website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Discussion Materials Dated October 14, 2020.
99.2	Term Sheet Dated November 1, 2020.
99.3	Term Sheet Dated November 4, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

November 9, 2020	By:	/s/ Scott T. Jarboe
	Name:	Scott T. Jarboe
	Title:	Chief Legal Officer